                                                                   EXHIBIT 10.12

                            BILL BARRETT CORPORATION

                   AMENDED AND RESTATED 2002 STOCK OPTION PLAN

                        As Adopted As Of January 29, 2003

      This Amended and Restated 2002 Stock Option (the "Plan") is adopted by Bill Barrett Corporation (the "Company") effective as of January 29, 2003 and amends and restates in its entirety the 2002 Stock Option Plan as adopted as of January 11, 2002 and as previously amended and restated as of July 16, 2002.

      1.    Definitions.

                  Unless otherwise indicated or required by the particular context, the terms used in this Plan shall have the following meanings:

                  Board: The Board Of Directors of the Company.

                  Change in Control: A "Change in Control" shall mean any of the following events: (i) for so long as the Stockholders' Agreement remains in effect, the consummation of any transaction effected pursuant to Section 3.10 of the Stockholders' Agreement, and (ii) for so long as any shares of Series B Preferred Stock of the Company are outstanding, any event or the consummation of any transaction that constitutes a Liquidation Event pursuant to the terms of such Series B Preferred Stock. In all cases, if the Optionee is an employee of the Company and the Optionee's employment is terminated within 30 days prior to a Change in Control and the Optionee reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then the date of a Change in Control with respect to such Optionee shall mean the date immediately prior to the date of such termination of such Optionee's employment.

                  Code: The Internal Revenue Code of 1986, as amended.

                  Common Stock: The $.001 par value common stock of the Company.

                  Company: Bill Barrett Corporation, a corporation incorporated under the laws of Delaware, any current or future wholly owned subsidiaries of the Company, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

                  Date Of Grant: The date on which an Option, as defined below, is granted under the Plan.

                  Fair Market Value: The Fair Market Value of the Option Shares as of any date shall be either (i) if there is a public market for the Common Stock, the last reported sale price for the Common Stock on that date (or on the preceding stock market business day if such date is a Saturday, Sunday or a holiday) on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX"), or the Nasdaq Stock Exchange ("Nasdaq"), as reported by such exchange or market, as the case may be, or, if not reported by such exchange or market, as reported in The Wall Street Journal, or if not reported in The

Wall Street Journal, as reported in The Denver Post, Denver, Colorado or, if no last sale price for the NYSE, AMEX or Nasdaq is available, then the last reported sale price on either another stock exchange or on a national or local over-the-counter market, as reported by such exchange or market or, if not reported by such exchange or market, as reported by The Wall Street Journal, or if not available there, in The Denver Post; provided, that if no such published last sale price is available and a published bid price is available from one of those sources, then Fair Market Value shall be determined by such last reported bid price for the Common Stock, and if no such published bid price is available, then Fair Market Value shall be determined by the average of the bid prices quoted as of the close of business by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Option Committee, or (ii) if there is no public market for the Common Stock, as determined by the unanimous resolution of all directors of the Board; provided, that if the Board does not or is unable to make such a determination, Fair Market Value shall be made by an investment banking firm of recognized national standing selected by the Board (or, if shares of Series B Preferred Stock are then outstanding, selected by a majority of the persons nominated or appointed to the Board by the holders of Series B Preferred Stock, which firm shall be reasonably acceptable to a majority of the directors of the Board), which firm shall be engaged and paid by the Company and the determination of Fair Market Value of such investment banking firm (or, if such investment bank determines a range of fair market values, the mid-point of such range) shall be final and binding on all parties.

                  Incentive Options: "Incentive stock options" as that term is defined in Section 422 of the Code or the successor to that Section. In determining whether Options or a portion of Options granted to an Optionee pursuant to this Plan are Incentive Options, Tranche B Options (as defined in
Section 4(b) below) held by that Optionee shall be considered Incentive Options to the fullest extent permitted by Section 422 of the Code prior to considering whether Tranche A Options (as defined in Section 4(b) below) held by that Optionee are Incentive Options.

                  Key Employee: A person designated by the Option Committee who is an employee of the Company and whose continued employment is considered to be in the best interests of the Company; provided, however, that Key Employees shall not include those members of the Board who are not employees of the Company. Employee means any person who is employed by the Company or a subsidiary thereof, and whose wages are reported on a Form W-2. The Company's classification as to who is an employee shall be determinative for purposes of an individual's eligibility under the Plan.

                  Key Individual: A person, other than an employee of the Company, who is committed to the interests of the Company; provided, however, that Key Individuals shall not include those members of the Board who are not employees of the Company.

                  Non-Employee Director: A director of the Company who (a) is not currently an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company, (b) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Regulation S-K, Item 404(a), promulgated under the Securities Act of 1933, as amended (the "Securities Act"), (c) does not possess an interest in any other transaction for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a), and (d) is not engaged in a business relationship for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a).

                  Non-Qualified Options: Options that are not intended to qualify, or otherwise do not qualify, as Incentive Options. To the extent that Options that are designated by the Option Committee as

Incentive Options do not qualify as "incentive stock options" under Section 422 of the Code or the successor to that Section, those Options shall be treated as Non-Qualified Options.

                  Option: The rights to purchase Common Stock granted pursuant to the terms and conditions of an Option Agreement (defined below).

                  Option Agreement: The written agreement (including any amendments or supplements thereto) between the Company and either a Key Employee or a Key Individual designating the terms and conditions of an Option.

                  Option Committee: The Plan shall be administered by an Option Committee ("Option Committee") composed of the Board or by a committee of at least two directors selected by the Board; provided, however, that (a) if the Option Committee consists of less than the entire Board, each member shall be a Non-Employee Director and (b) to the extent necessary for any Option intended to qualify as Performance-Based Compensation to so qualify, each member of the Option Committee, whether or not it consists of the entire Board, shall be an Outside Director. For purposes of the proviso to the preceding sentence (the "Proviso"), if one or more members of the Committee is not, in the case of clause (a) of the Proviso, a Non-Employee Director, or, in the case of clause
(b) of the Proviso, an Outside Director, and, in either case, recuses himself or herself or abstains from voting with respect to a particular action taken by the Option Committee, then the Option Committee, with respect to that action, shall be deemed to consist only of the members of the Option Committee who have not recused themselves or abstained from voting.

                  Option Shares: The shares of Common Stock underlying an Option granted pursuant to this Plan.

                  Optionee: A Key Employee or Key Individual who has been granted an Option.

                  Outside Director: "Outside Director" shall have the meaning set forth in Section 162 of the Code or the successor to that Section and any regulations promulgated under that or the successor to that Section.

                  Performance-Based Compensation: "Performance-Based
Compensation" means any Option that is intended to constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

                  Permitted Transferee: A Permitted Transferee means, with respect to any Optionee, (i) the spouse of the Optionee, (ii) a trust, or family partnership, the sole beneficiary of which is the Optionee, the spouse of, or any person related by blood or adoption to, the Optionee; provided, that any such transfers to a Permitted Transferee do not conflict with or constitute a violation of state or federal securities laws.

                  Stockholders' Agreement: The Bill Barrett Corporation Stockholders' Agreement, dated as of March 28, 2002, among the Company and the stockholders of the Company whose names appear on the signature pages thereto.

                  Subsequent Change In Control: A "Subsequent Change In Control" shall mean, at any time that both (x) the Stockholders' Agreement is not in effect and (y) no shares of Series B Preferred Stock of the Company are outstanding, any of the following events:

                  (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Subsequent Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Subsequent Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by
      (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (2) the Company or any Subsidiary, (3) any Person in connection with a "Non-Control Transaction" as defined in paragraph (c) below, or (4) any of Warburg Pincus Private Equity VIII, L.P., GS Capital Partners 2000, L.P., J.P. Morgan Partners (BHCA), L.P. (collectively, the "Purchasers"), or any of their affiliates pursuant to the Stock Purchase Agreement dated as of March 28, 2002 among the Company and the Purchasers or any other agreement between the Company and any of the Purchasers entered into at any time prior to the time that both (x) the Stockholders' Agreement is not in effect and (y) no shares of Series B Preferred Stock of the Company are outstanding.

                  (b) The individuals who, as of the date that the Stockholders' Agreement is no longer in effect, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the then Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (defined as any solicitation subject to Rules 14a-1 to 14a-10 promulgated under the Exchange Act by any person or group of persons for the purpose of opposing a solicitation subject to Rules 14a-1 to 14a-10 by any other person or group of persons with respect to the election or removal of directors at any annual or special meeting of stockholders of the Company) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c)   Consummation of:

                        (1) A merger, consolidation or reorganization involving the Company, unless

                              (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, a majority of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") or a corporation beneficially owning, directly or indirectly, a majority of the Voting Securities of the Surviving Corporation (a "Parent Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

                              (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute a majority of the members of the board of directors of either the Surviving Corporation or a Parent Corporation, and

                              (C)   no Person (other than the Company, any
                  Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent or more of the then outstanding Voting Securities) owns, directly or indirectly, thirty percent or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (unless there is a Parent Corporation, in which event of the Parent Corporation's then outstanding voting securities), and

                              (D) a transaction described in the immediately preceding clauses (A) through (C) shall herein be referred to as a "Non-Control Transaction";

                        (2) A complete liquidation or dissolution of the Company; or

                        (3) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                  (d) Notwithstanding subclauses (a), (b) or (c) above, a Subsequent Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportionate number of shares Beneficially Owned by the Subject Person, provided that if a Subsequent Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Subsequent Change in Control shall occur.

            In all cases, if the Optionee is an employee of the Company and the Optionee's employment is terminated within 30 days prior to a Subsequent Change in Control and the Optionee reasonably demonstrates that such termination (i) was at the request of a Third Party (as defined in the definition of Change in Control) or (ii) otherwise occurred in connection with, or in anticipation of, a Subsequent Change in Control which actually occurs, then the date of a Subsequent Change in Control with respect to such Optionee shall mean the date immediately prior to the date of such termination of such Optionee's employment.

      2.    Purpose And Scope.

            (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Employees and Key Individuals, upon whose initiative and efforts, in the aggregate, the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

            (b) This Plan authorizes the Option Committee to grant Incentive Options to Key Employees and to grant Non-Qualified Options to Key Employees and Key Individuals, selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, the interests of the Company, and other matters.

      3.    Administration Of The Plan.

            (a) The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this Section and under each other section of the Plan.

            (b) In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and shall determine (i) the number of shares of Common Stock to be subject to each Incentive Option and Non-Qualified Option, (ii) the date on which each Incentive Option and Non-Qualified Option is to be granted, (iii) whether an Incentive Option and Non-Qualified Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) subject to Sections 4(b), 6 and 18, the exercise price for the Incentive Option and Non-Qualified Option Shares, provided that the exercise price shall be a fixed, and cannot be a fluctuating, price, (v) subject to
Section 8, the option period, including provisions for the termination of the Option prior to the expiration of the exercise period upon the occurrence of certain events, (vi) subject to Sections 8 and 20, the manner in which the Incentive Option and Non-Qualified Option vests and becomes exercisable, including whether portions or all of the Incentive Option and Non-Qualified Option vest and become exercisable at different times and including determining that, at any time, the unvested portion that is not yet exercisable shall become vested and exercisable upon the occurrence of certain events, (vii) subject to
Section 9, the acceptable methods of payment of the purchase price for each Incentive Option and Non-Qualified Option, and (viii) such other terms and conditions as the Option Committee may deem necessary or desirable; provided, however, that no Option may be repriced, replaced, regranted through cancellation, or modified without stockholder approval (except in connection with a change in the Company's capitalization), if the effect would be to reduce the exercise price for the shares underlying such Option. The Option Committee shall determine the form of Option Agreement to evidence each Option and may amend the terms of any Option (subject to Section 3(d) below). All Options are subject to the terms, conditions, restrictions and privileges of the Plan in addition to the terms, conditions, restrictions and privileges contained in the Option Agreement. No Option granted under this Plan shall be effective unless memorialized in writing by the Option Committee in an Option Agreement delivered to and signed by the Optionee.

            (c) The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

            (d) The Board from time to time may make such changes in and additions to the Plan as it may deem proper and in the best interests of the Company; provided, that no such change or addition shall impair any Option previously granted under the Plan unless the change or addition is consented to by the holder of the previously granted Option; and provided, further, that no change which under applicable law requires the approval of stockholders may be made without such approval; and provided, further, that if shares of Series B Preferred Stock are then outstanding, no change may be made without the approval of a majority of the persons nominated or appointed to the Board by the holders of Series B Preferred Stock.

            (e) Each determination, interpretation or other action made or taken by the Option Committee shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company, and the Optionees and their respective successors in interest. No member of the Option Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall be, in addition to rights they may have as directors of the Company, fully protected by the Company with respect to any such action, determination or interpretation.

      4.    The Common Stock.

            (a) The aggregate number of shares of Common Stock which may be issued pursuant to Options granted pursuant to this Plan shall be 7,650,000 shares of Common Stock, either treasury or authorized and unissued, or the number and kind of shares of stock or other securities which in accordance with
Section 10 shall be substituted for the 7,650,000 shares or into which such 7,650,000 shares shall be adjusted. All or any unsold shares subject to an Option, that for any reason expires or otherwise terminates before it has been exercised (including Options converted as payment of the purchase price for Options), again may be made subject to Options under the Plan. No one person may be granted during any two year period Options under the Plan to purchase more than 1,300,000 shares.

            (b) At no time prior to the date that the Stockholders' Agreement is no longer in effect (i) may the aggregate number of shares of Common Stock which may be (or have been) issued pursuant to Options ("Tranche A Options") granted pursuant to this Plan with a purchase price of $6.50 or more per share (as appropriately adjusted for any stock splits, stock dividends, recapitalizations, combinations, or similar transactions with respect to shares of Common Stock) exceed the lesser of (A) 5,500,000 shares or (B) 8.34066% of the then outstanding Common Stock of the Company (1) excluding Management Stock (as defined in the Stockholders' Agreement) that has not vested as a result of Dollar Vesting (as defined in the Stockholders' Agreement), (2) excluding all Common Stock previously issued pursuant to all Tranche A Options and Tranche B Options and (3) including all shares of Common Stock issuable upon the conversion of outstanding convertible securities, including the conversion of the Series B Preferred calculated on the basis that all shares of Series B Preferred have been converted at the "Conversion Ratio" as defined in the Certificate of Designations for the Series B Preferred Stock and with the conversion of the Series A Preferred calculated on the basis that all shares of Series A Preferred have been converted at the "Conversion Ratio" as defined in the Certificate of Designations for the Series A Preferred Stock, (ii) may the aggregate number of shares of Common Stock which may be (or have been) issued pursuant to Options ("Tranche B Options") granted pursuant to this Plan with a purchase price from and including $0.04412 up to (but excluding) $6.50 per share (as appropriately adjusted for any stock splits, stock dividends, recapitalizations, combinations, or similar transactions with respect to shares of Common Stock) exceed the lesser of (A) 2,150,000 shares or (B) 3.30769% of the then outstanding Common Stock of the Company (1) excluding Management Stock (as defined in the Stockholders' Agreement) that has not vested as a result of Dollar Vesting (as defined in the Stockholders' Agreement), (2) excluding all Common Stock previously issued pursuant to all Tranche A Options and Tranche B Options and (3) including all shares of Common Stock issuable upon the conversion of outstanding convertible securities, including the conversion of the Series B Preferred calculated on the basis that all shares of Series B Preferred have been converted at the "Conversion Ratio" as defined in the Certificate of Designations for the Series B Preferred Stock and with the conversion of the Series A Preferred calculated on the basis that all shares of Series A Preferred have been converted at the "Conversion Ratio" as defined in the Certificate of Designations for the Series A Preferred Stock, or (iii) may any Option be granted pursuant to this Plan with a purchase price of less than $0.04412 per share.

      5.    Eligibility.

            Incentive Options may be granted only to Key Employees. Non-Qualified Options may be granted both to Key Employees and to Key Individuals. Key Employees and Key Individuals may hold more than one Option under the Plan and may hold Options under the Plan as well as options granted pursuant to other plans or otherwise.

      6.    Option Price.

            Subject to Section 4(b), the Option Committee shall determine the purchase price for the Option Shares; provided, that with respect to Option Shares underlying Incentive Options (a) the purchase price shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date Of Grant and (b) the purchase price shall be a fixed, and cannot be a fluctuating, price.

      7.    Exercise Period.

            (a) Except as provided in Section 16, the option period shall commence on the Date Of Grant or other date or dates determined by the Option Committee and shall continue for the period designated by the Option Committee up to a maximum of ten years from the Date Of Grant.

            (b) No portion of any Option with a Date Of Grant after February 3, 2003 may be exercised earlier than the following schedule:

                Date                               Portion Exercisable
                ----                               -------------------
First Anniversary of Date of Grant                        40%
Second Anniversary of Date of Grant                       60%
Third Anniversary of Date of Grant                        80%
Fourth Anniversary of Date of Grant                      100%

            If an Optionee ceases to be employed by the Company or any of its subsidiaries on any date other than an anniversary date of the Date of Grant, the portion of any Option that may be exercised will be the sum of (i) that portion that became exercisable on the last anniversary date of the Date of Grant, plus (ii) the product of 20% and a fraction, the numerator of which is the number of full calendar months elapsed since the most recent anniversary of the Date of Grant and the denominator of which is 12.

            (c) Subject to the restrictions set forth above, the Option Agreement for each Option shall set forth the dates on which portions of such Option may be exercised. Notwithstanding Section 7(b), the date on which all or any portion of an Option may be exercised may be accelerated upon a Change in Control to the extent set forth in the related Option Agreement or as otherwise provided in Section 20.

      8.    Exercise Of Options.

            (a) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 9 herein; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000.

            (b) During the lifetime of an Optionee, an Option held by such Optionee shall be exercisable only by such Optionee; provided, that in the event of the death of such Optionee, the personal representative or estate of such Optionee may exercise any Option held by such Optionee; provided, further, that in the event of the legal disability of such Optionee, the guardian or personal representative of such Optionee may exercise any Incentive Option held by such Optionee if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of Section 422(b)(5), or its successor provision, of the Code. Any opinion of counsel must be acceptable to the Option Committee both with respect to the counsel rendering the opinion and with respect to the form of opinion.

            (c) (1) If for any reason (other than the termination of an Optionee's employment because of such Optionee's death or legal disability or the termination of such Optionee's employment by the Company for Cause), any Optionee ceases to be employed by the Company, then any Options held by such Optionee may be exercised within three (3) months after such termination of the Optionee's employment or, if the Optionee dies during the three-month period immediately following such termination, within one year after Optionee's death, but, in each case, only to the extent that (A) such Options were exercisable in accordance with their terms on the date of termination of such Optionee's employment, and (B) the period for exercise of such Options, as set forth in the related Option Agreement, has not terminated as of the date of exercise. Upon termination of the respective periods set forth in the previous sentence, any unexercised portion of an Option shall expire.

                  (2) If an Optionee's employment with the Company is terminated because of such Optionee's death or legal disability, any Option held by such Optionee may be exercised within one (1) year after termination, but only to the extent that (A) such Option was exercisable in accordance with their terms on the date of termination of such Optionee's employment, and (B) the period for exercise of such Option, as set forth in the related Option Agreement, has not terminated as of the date of exercise. Upon termination of the respective periods set forth in the previous sentence, any unexercised portion of an Option shall expire.

                  (3) If an Optionee's employment by the Company is terminated for Cause, (A) all Options held by such Optionee shall expire upon delivery to such Optionee of notice of termination, which may be oral or in writing, and all rights to purchase shares pursuant to such Options shall terminate immediately, and (B) at the Company's option, all Option Shares acquired by such Optionee shall be immediately forfeit without any action on the part of such Optionee, and the Company shall promptly reimburse such Optionee the aggregate purchase price actually paid by such Optionee for such Option Shares. As used in herein, "Cause" means discharge by the Company on any of the following grounds:

                        (i) An Optionee's conviction or plea of nolo contendere in a court of law of any crime or offense, excluding traffic violations and other minor offenses;

                        (ii) Willful misconduct which materially adversely affects the reputation or business activities of the Company and which continues after written notice thereof from the

Board to such Optionee stating with specificity the alleged misconduct and, if requested by Optionee within 10 days thereafter, such Optionee is afforded a reasonable opportunity to be heard before the Board;

                        (iii) Substance abuse, including abuse of alcohol or use of illegal narcotics, and other drugs or substances, for which such Optionee fails to undertake and maintain treatment after 15 days after requested by the Company;

                        (iv) Misappropriation of funds or other material acts of dishonesty involving the Company;

                        (v) Such Optionee's continuing material failure or refusal to perform his duties or to carry out in all material respects the lawful directives of the Board.

                  (d) No Option may be exercised until the Plan is approved by the stockholders of the Company as provided in Section 16 below.

            9. Payment For Option Shares. If payment for the exercise of an Option is made other than by a method described in Sections 9(a) or 9(b), the purchase price shall be paid in cash, certified funds, or Optionee's check. Payment shall be considered made when the Treasurer of the Company receives delivery of the payment at the Company's address, provided that a payment made by check is honored when first presented to the Optionee's bank. Beginning 180 days after the consummation of any firm commitment underwritten offering of Common Stock to the public pursuant to an effective registration statement under the Securities Act (i) for which the aggregate gross proceeds to the Company are not less than fifty million dollars ($50,000,000), (ii) in which each outstanding share of Series B Preferred Stock of the Company converts pursuant to the terms thereof into shares of Common Stock that have an aggregate value, based on the price to public in such offering, of at least $7.50 per share, and
(iii) pursuant to which shares of Common Stock are authorized and approved for listing on the New York Stock Exchange or admitted to trading and quoted in the Nasdaq National Market system (a "Qualified Public Offering"), payment for the exercise of an Option may be made pursuant to the following methods:

                  (a) If the Option Committee, in its sole discretion on a case-by-case basis, agrees to permit the proposed form of payment described in this Section 9(a), an Optionee may deliver shares of Common Stock as part of the purchase price for Option Shares. If the purchase price of the Option Shares purchased by any Optionee at one time exceeds $1,000, all or part of the purchase price for the Option Shares may be paid by delivery to the Company for cancellation shares of the Common Stock previously owned by the Optionee ("Previously Owned Shares") with a Fair Market Value as of the date of the payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash. Notwithstanding the above, an Optionee shall be permitted to exercise his Option by delivering Previously Owned Shares only if (i) he has held, and provides appropriate evidence of such, the Previously Owned Shares for more than six months prior to the date of exercise (or such lesser period as the Option Committee may permit), or (ii) the Previously Owned Shares were acquired by the Optionee in an arm's-length, open-market transaction, or (iii) the Previously Owned Shares consist of a combination of shares meeting the criteria described in either of the immediately preceding clauses (i) and (ii). The period described in clause (i) of the preceding sentence (the "Holding Period") may be extended by the Option Committee acting in its sole discretion as is necessary, in the opinion of the Option Committee, so that, under generally accepted accounting principles, no compensation shall be considered to have been or to be paid to the Optionee as a result of the exercise of the Option in this manner. At the time the Option is exercised, the Optionee shall provide an affidavit, and such other evidence and documents as the Option Committee shall request, to establish, as applicable, that the requirements of subsection (i), (ii) or (iii) of this Section 9(a) have been satisfied.

                  (b) An Optionee also may pay the purchase price for Option Shares by delivering to the Company and to a broker-dealer, which broker-dealer shall be subject to approval by the Option Committee at the Option Committee's sole discretion, a written notice of exercise, in the form prescribed by the Option Committee, together with the Optionee's irrevocable instructions to the broker-dealer to promptly deliver to the Company certified funds representing the purchase price, which certified funds may be the result of the broker-dealer's sale of some or all of the Option Shares received upon exercise or the result of a loan from the broker-dealer to the Optionee.

      10.   Change In Stock, Adjustments, Etc.

            Subject to Section 20, in the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option hereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

            In the event of any such changes or exchanges, (i) the Option Committee shall determine whether an adjustment should be made in the number, or kind, or purchase price of the shares or other securities that are then subject to an Option or Options granted pursuant to the Plan, (ii) the Option Committee shall make any such adjustment, and (iii) such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

      11.   Relationship To Employment Or Position.

            Nothing contained in the Plan, or in any Option or Option Share granted pursuant to the Plan, (i) shall confer upon any Optionee any right with respect to continuance of his employment by, or position or affiliation with, or relationship to, the Company, or (ii) shall interfere in any way with the right of the Company at any time to terminate the Optionee's employment by, position or affiliation with, or relationship to, the Company.

      12.   Nontransferability Of Option.

            No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Option, pursuant to a domestic relations order (within the meaning of Rule 12a-12 promulgated under the Exchange Act), and Options shall be exercisable during the lifetime of an Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Option Agreement (other than for an Incentive Option) at the time of grant or thereafter, that the Option may be transferred to Permitted Transferees of the Optionee, and for purposes of this Plan, a Permitted Transferee of an Optionee shall be deemed to be the Optionee. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

      13.   Rights As A Stockholder.

            No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

      14.   Securities Laws Requirements.

            No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirement of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option Agreement and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

      15.   Disposition Of Shares.

            To the extent reasonably requested by the Company, each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act or any other applicable federal or state securities laws; (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act,
(i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) he will timely file all reports required under the federal securities laws.

      Each Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Option, within two (2) years after the grant of such Incentive Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Company may, in its discretion, require shares of Common Stock acquired by a Optionee upon exercise of an Incentive Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this section.

      16.   Effective Date Of Plan; Termination Date Of Plan.

            Subject to the approval of the Plan on or before January 10, 2003, and to the approval on or before January 28, 2004, of the amendments to this Plan approved by the Board of Directors on January 29, 2003, by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the state in which the Company is then incorporated, the Plan shall be deemed effective as of January 11, 2002. The Plan shall terminate at midnight on the date that is ten years from that date, except as to Options previously granted and outstanding under the Plan at that time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

      17.   Limitation On Amount Of Option.

            Notwithstanding any contrary provisions contained elsewhere in this Plan and so long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Option is granted, of the Common Stock with respect to which Incentive Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Company, shall not exceed $100,000. To the extent that the aggregate Fair Market Value of shares of Common Stock to be received by the Optionee for the first time in any one year pursuant to the exercise of an Incentive Option ("ISO Stock") exceeds $100,000 based on the Fair Market Value of the Common Stock as of the date of the Incentive Option's grant, such excess shall be treated as Common Stock received pursuant to the exercise of a Non-Qualified Option ("NQSO Stock"). The Company shall designate which shares of Common Stock to be received by the Optionee will be treated as ISO Stock and which shares of Common Stock, if any, will be treated as NQSO Stock by issuing separate share certificates identifying in the Company's share transfer records which shares are ISO Stock. For purposes of the preceding sentence, the Fair Market Value of the Shares underlying any particular Incentive Option shall be determined as of the Date Of Grant of that Incentive Option.

      18.   Ten Percent Stockholder Rule.

            No Incentive Option may be granted to a Key Employee who, at the time the Incentive Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any "parent corporation" or "subsidiary corporation", as those terms are defined in Section 424, or its successor provision, of the Code, unless at the time the Incentive Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date Of Grant and the Incentive Option by its terms is not exercisable after the expiration of five years from the Date Of Grant. For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 424, or its successor provision, of the Code.

      19.   Withholding Taxes.

            The Company may withhold from any cash payment to be made to the Optionee sufficient amounts to cover any applicable withholding and employment taxes resulting from Options granted under this Plan, and if the amount of such cash payments is insufficient, the Company may require the Optionee to pay to the Company the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Company also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Option.

            The Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of a Optionee's tax withholding obligation by the retention of shares of Common Stock to which he otherwise would be entitled to or by the Optionee's delivery of previously-owned shares of Common Stock or other property. However, if the Company adopts rules, regulations or procedures which permit withholding obligations to be met by the retention of Common Stock to which an Optionee otherwise would be entitled pursuant to under the Plan, the Fair Market Value of the Common Stock retained for such purpose shall not exceed the minimum required Federal, state and local tax withholding due upon exercise of the Option.

      20.   Effect Of Change In Control; Subsequent Change In Control.

            (a) In event of a Change In Control of the Company, the Option Committee shall take all actions necessary to provide for each of the following:

                  (i) An Optionee may exercise immediately prior to such Change In Control (and subject to the consummation of such Change In Control) all or any portion of the Options held by such Optionee to the extent that such Options are then exercisable or become exercisable upon such Change In Control pursuant to the applicable Option Agreement, so that such Optionee may participate in such Change In Control as a holder of the Option Shares for which such Options are so exercised; and

                  (ii) An Optionee may surrender an Option (or portion thereof) and receive in exchange for each Option Share for which such Option is then exercisable or becomes exercisable upon such Change In Control pursuant to the applicable Option Agreement, an amount equal to the Option Share Transaction Consideration, payable at the election of the Company in cash or the same securities or property that is payable or distributable with respect to shares of Common Stock in such Change In Control. The "Option Share Transaction Consideration" shall equal the difference between (a) the aggregate consideration from such Change In Control paid or distributed with respect to one share of Common Stock (determined as if the aggregate consideration from the Change In Control had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's organic documents) and (2) the exercise price payable by such Optionee for such Option Share pursuant to the related Option Agreement (without regard for any net exercise or cashless exercise provisions thereof). To the extent any Option is surrendered pursuant to this Subparagraph 20(a)(ii) it shall be deemed to have been exercised for purposes of Section 4.

                  (iii) At the Company's election, all Options not exercised or surrendered pursuant to Subparagraphs 20(a)(i) and 20(a)(ii) shall terminate in full upon such Change in Control. The Company shall notify each Optionee of the Company's election to have all Options terminate upon a Change in Control at least two business days prior to such Change in Control.

            (b)   If a Subsequent Change in Control occurs, then no later than
(i) ten days after the approval by the stockholders of the Company of such Subsequent Change in Control, or (ii) if no approval by the stockholders is necessary for such Subsequent Change in Control, 30 days after such Subsequent Change in Control, the Option Committee, acting in its sole discretion and without the consent or approval of any Optionee, shall effect one or more of the following alternatives, which alternatives may vary among individual Optionees and which may vary among Options held by any individual Optionee:

                  (i) Make any Options (or any portion thereof) then outstanding exercisable upon such Subsequent Change in Control;

                  (ii) Accelerate the time at which some or all of the Options (or any portion thereof) then outstanding may be exercised so that such Options (or any portion thereof) may be exercised for a limited period of time on or before a specified date (before or after such Subsequent Change in Control) fixed by the Option Committee, after which specified date all unexercised Options and all rights of Holders thereunder shall terminate;

                  (iii) Require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options (or any portion thereof) held by such Optionees (irrespective of whether such Options (or any portion thereof) are then exercisable under the provisions of the Plan) as of a date, before or after such Subsequent Change in Control, specified by the Option Committee, in which event the Option Committee shall thereupon cancel such Options (or any portion thereof) and cause the Company to pay each Optionee an amount of cash per share equal to the Option Share Transaction Consideration;

                  (iv) Make such adjustments to Options (or any portion thereof) then outstanding as the Option Committee deems appropriate to reflect such Subsequent Change in Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to one or more Options (or any portion thereof) then outstanding); or

                  (v) Provide that the number and class of shares of Common Stock covered by an Option (or any portion thereof) theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the transaction giving rise to the Subsequent Change in Control if the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option.

      21.   Other Provisions.

            The following provisions are also in effect under the Plan:

                  (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

                  (b) Any expenses of administering the Plan shall be borne by the Company.

                  (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

                  (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all persons having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the state in which the Company is then incorporated.

                                    * * * * *